Exhibit 99.1

DocGo Announces Stan Vashovsky to Continue to Serve as Chairman of its Board of Directors

NEW YORK (December 29, 2022) – (Business Wire) – DocGo Inc. (Nasdaq: DCGO), a leading provider of last-mile mobile health services, announced today that its co-founder and current Chairman of the Board and Chief Executive Officer Stan Vashovsky will continue to serve as non-executive Chairman of its Board of Directors beginning on January 1, 2023 and following his retirement as Chief Executive Officer of the Company. The company had previously announced that Mr. Vashovsky will retire as Chief Executive Officer of the Company as of December 31, 2022 and step down from the Board of Directors and his Chairman position at the same time. The company believes it is in its best interests to have Mr. Vashovsky continue to serve as Chairman given DocGo’s strong growth outlook. Ira Smedra, who was to succeed Mr. Vashovsky as Chairman on January 1, 2023, will continue serving as a member of DocGo’s Board of Directors. As previously disclosed, current President Anthony Capone will succeed Mr. Vashovsky as Chief Executive Officer beginning on January 1, 2023.

Mr. Vashovsky stated, “Given our recent strong sales pipeline activity and several strategic initiatives, I will remain Chairman of the Board to help guide the Company through multiple new program implementations with both new and existing customers.”

“We are pleased that Stan will continue to play an active role at DocGo, and I look forward to partnering with him as we execute on our growth strategies in the future,” said Mr. Capone.

About DocGo

DocGo is a leading provider of last-mile mobile care services. DocGo is disrupting the traditional four-wall healthcare system by providing high quality, highly affordable care to patients where and when they need it. DocGo's innovative technology and dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for facilities, hospital networks, and health insurance providers. With Mobile Health, DocGo empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote physician, in the comfort of a patient's home or workplace. Together with DocGo's integrated Ambulnz medical transport services, DocGo is bridging the gap between physical and virtual care. For more information, please visit www.docgo.com.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, including leadership transitions, (ii) our competitive position and opportunities, including our ability to realize the benefits from our operating model, and (iii) other statements identified by words such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, “outlook”, “guidance”, and similar words, phrases or expressions. These statements are based on current expectations and beliefs and are subject to uncertainty and changes in circumstances. Actual results may vary materially from those expressed or implied by the statements in this press release due to the risks, uncertainties and other factors described in the Company’s filings with the Securities and Exchange Commission. More detailed information about factors that could affect future results is contained in our filings with the Securities and Exchange Commission. The “forward-looking statements” included in this press release are made only as of the date of this release. We do not have and do not undertake any obligation to publicly update any “forward-looking statements” to reflect subsequent events or circumstances, and we expressly disclaim any such obligation, except as required by law or regulation.

Media Contact:

Malory Van Guilder

Skyya PR for DocGo

malory@skyya.com

651-335-0585

Investor Contacts:

Mike Cole

DocGo

949-444-1341

mike.cole@docgo.com

ir@docgo.com

Steve Halper

LifeSci Advisors

646-876-6455

shalper@lifesciadvisors.com

ir@docgo.com